Improving the lives of hospitalized patients Corporate Overview January 2012 Exhibit 99.1

This presentation includes forward-looking statements, which are based on our current beliefs and expectations. Such statements include, without limitation, statements regarding: the anticipated U.S. market opportunity for OFIRMEV; our projections regarding sales and the number of formulary approvals of OFIRMEV, and the potential for those formulary approvals to create early and broad market adoption and rapidly accelerate sales of OFIRMEV; the potential for us to ultimately acquire Incline Therapeutics, Inc. or other product candidates; the sufficiency of our capital resources to fund our operations; all of our financial estimates; and our strategy for building a long-term hospital pain franchise.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Our actual future results may differ materially from our current expectations due to the risks and uncertainties inherent in our business. In addition, past results and trends may not be indicative or a guarantee of future results or trends. These risks include, but are not limited to: our dependence on the successful commercialization of OFIRMEV, which is our only product; our ability to achieve broad market acceptance and generate revenues from sales of OFIRMEV; our ability to continue to increase growth in sales of OFIRMEV; our ability to successfully enforce our marketing exclusivities and intellectual property rights, and to defend the patents covering OFIRMEV, including our current patent litigation; the potential product liability exposure associated with OFIRMEV; the risk that we may not be able to raise sufficient capital when needed, or at all; and other risks detailed under “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the period ended December 31, 2010, and our other filings made with the Securities and Exchange Commission from time to time.
All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of
Section 21E of the Private Securities Litigation Reform Act of 1995 and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.
Caution on forward-looking statements
CADENCE   and OFIRMEV   are trademarks of Cadence Pharmaceuticals, Inc.
© 2011 Cadence Pharmaceuticals, Inc. All rights reserved.
®
®

Company Highlights
Specialty biopharmaceutical company, focused on developing and commercializing proprietary therapeutics utilized in the hospital setting
– Sustainable core business of OFIRMEV
®
with opportunities to diversify
product portfolio
OFIRMEV - a differentiated, new class of IV pain medication
– Non-opioid, non-NSAID analgesic
– Foundation for multi-modal approach to pain management
Strong uptake of hospital formulary adoption and positive physician feedback
Solid revenue growth driven by a growing customer base, increasing re-
order rates and penetration in a variety of surgical settings
Experienced management team with a track record of commercializing hospital-based products

Overview of Cadence
OFIRMEV
®
(IV Acetaminophen)
– U.S. and Canadian rights licensed from Bristol Myers Squibb
– FDA approved in Nov. 2010 and commercially launched Jan. 2011 with broad indications for management of pain and fever
– Established hospital sales team with extensive relationships and years of hospital sales experience
Option to acquire Incline Therapeutics
– IONSYS™ transdermal PCA system
– Represents a potentially significant commercial opportunity and an excellent strategic fit with OFIRMEV
IONSYS™ is a trademark of Incline Therapeutics, Inc.

OFIRMEV
(acetaminophen) injection
1000 mg/100 mL
(10 mg/mL)
For Intravenous Use Only
Single Use Vial. Doses less than 1000 mg require aseptic transfer to a separate container prior to dispensing. Discard unused portion.
Rx only

cadence™
PHARMACEUTICALS

OFIRMEV
®
: product overview
OFIRMEV
®
(acetaminophen) injection
– Proprietary IV acetaminophen formulation
– First and only IV formulation of acetaminophen
approved in the United States
– New class of IV medication
• non-narcotic / opioid
• non-NSAID
– Same formulation of IV acetaminophen marketed
by BMS in Europe since 2002 as Perfalgan
™
PERFALGAN™ is a trademark of Bristol Myers Squibb Company.

OFIRMEV
®
:
strong foundation for commercial success
• Sales force average >10 years hospital selling experience
• Extensive relationships, significant overlap with prior
territory
• Substantial hospital commercial experience throughout
management
– CEO > 25 years, CCO > 15 years, VP of Sales > 25 years
• $10.75/ vial
• Diagnosis-related group payment range for common
procedures: $12,000 - $31,000
(5)
• OFIRMEV may help reduce post surgical ambulation
time
(6)
and time to extubation in the ICU
(3)
• Significant pain relief
• Reduced opioid consumption*
-4
• Improved patient satisfaction
1,2
* Clinical benefit of opioid reduction not demonstrated
References: (1) Sinatra, et al., 2005, (2) Data on file, (3) Memis, et al., 2010, (4) Atef, et al.,
2008 (5) Birkmeyer,et al., 2010 (6) Ohnesorge, et al., 2009
Effective Pain
Control
Experienced
Hospital Sales
Force
Economic
Value
1
1

OFIRMEV
®
: indication supports message
Broad Indication
• Mild to moderate pain
• Moderate to severe pain with adjunctive opioids
• Reduction of fever
• Adults and children 2 and older
Message
• Significant pain relief
• Reduced opioid consumption*
• Improved patient satisfaction
• Established safety profile
* Clinical benefit of opioid reduction not demonstrated

Limitations of other IV pain therapies
Sedation
Nausea
Vomiting
Constipation
Headache
Cognitive impairment
Respiratory depression
Opioids NSAIDs
Black Box Warning
Bleeding
GI complications
Kidney complications
Cardiovascular risks
Prolonged recovery
Increased length of stay
Higher costs to the institution
Limited use

Pain Intensity Current US Approach Current EU Approach
Severe Opioids
IV
acetaminophen
+ opioids
Moderate Opioids
IV
acetaminophen
+/- opioids*
Mild Opioids
IV
acetaminophen
Multi-modal analgesia:
the norms
* First post-operative analgesic drug, then add opioids if necessary

Pain Intensity Differences
1.00
0.75
0.50
0.25
0.00
-0.25
-0.50
1
2
3
4
5
6
Time (hours)

	↓

Sinatra, et al. Anesthesiology, V 102, No. 4, April 2005.
placebo
IV acetaminophen
Placebo-controlled, total hip or total knee replacement
(n=49/52)
p<0.001
. .
Sinatra Study:
pivotal acute pain clinical trial
*   Post hoc analysis based on currently acceptable regulatory endpoint
** Clinical benefit of opioid reduction was not demonstrated
IV acetaminophen placebo p-value
Sum of pain intensity differences over 24hrs* -2.8 -242.3 <0.001
Weighted sums of pain relief over 6hrs 6.6 2.2 <0.05
41% 23% <0.01
Morphine consumption over 24hrs** 38.3 mg(33% ) 57.4 mg <0.001
Safety IV acetaminophen comparable to placebo
Patient Satisfaction (Good/excellent – 24hrs)

Consistent opioid reduction across studies
*Reduction in number of patients requiring analgesic rescue with ketorolac and fentanyl
1) Sinatra, et all.,2005; 2) Memis, et al., 2005; 3) Viscusi, et al., 2005; 4) Hong, et a., 2010 5) Atef, et al., 2008
Pain Intensity Opioid Reduction* Time p Value
Severe
33%
1
24h <0.01
61%
2
24h <0.05
Moderate 53%
3
0-6h 0.016
Mild
86%
4
24h <0.001
78%
5
24h <0.001

OFIRMEV
®
:
economic value
Placebo-controlled studies using IV acetaminophen demonstrated results that may be associated with possible hospital cost savings:
– Decreased opioid consumption *
• Total hip/knee replacement
(1)
• Total hip replacement
(2, 3)
• Adult tonsillectomy
(4)
• Endoscopic thyroidectomy
(5)
– Decreased time in PACU (post-anesthesia care unit)
(6)
– Decreased time to ambulation
(7)
– Decreased time to extubation in ICU
(8)
* Note: Clinical
benefit of opioid reduction was not demonstrated
References: (1) Sinatra, et al., 2005; (2) Viscusi, et al., 2008; (3) Gimbel, et al., 2008; (4) Atef, et al., 2007; (5) Hong, et al., 2010a; (6) Salihoglu, et al., 2009; (7) Ohnesorge,
et al., 2009; (8) Memis, et al., 2010

The UK experience
UK treatment paradigms for moderate
and acute pain are similar to those in
the US
– Higher opioid than NSAID usage
– Multimodal pain therapy
Perfalgan, BMY’s IV acetaminophen
– Launched in 2004
– Most share taken from opioids,
some from NSAIDS
Used alone and in combination with
opioids
– Multimodal therapy provides broader
market opportunity
UK Injectable Analgesics
(Unit Share of Market)
Source:  IMS data, 2009
2004 2009
Opioids Perfalgan NSAIDS
89%
2%
35%
1%
9%
63%

Oral opioids:
acetaminophen combinations dominate
Opioid-acetaminophen combinations
Opioid-only products
Opioid-NSAID combinations
74%
25%
1%
Source: IMS data, 2008.
74% of oral opioid doses sold in U.S. contain acetaminophen
Approximately 14.4 billion total doses sold in 2008
Acetaminophen + hydrocodone is the most frequently dispensed Rx drug in the US (FDA, 2009)

15 Hospital products: multi-step launch process Regulatory Approval Physician Access Formulary Access Sales

16 Stage III Increase Doses Per Patient Stage II Broaden Physician Utilization Stage I Create Access OFIRMEV ® : adoption process

OFIRMEV
®
:
strong early launch indicators
Rapid formulary adoption
– On formulary in approx. 1,580 hospitals*
– Mix of formulary wins is representative of overall target market
– Includes major academic medical centers and large community healthcare systems
Most hospitals approved OFIRMEV with minimal or no restrictions
– Allows access across the hospital by range of physicians
– Minimally restricted to patients who cannot take oral medication
Physician support and early experience positive
– Physician support strong driver of formulary success
– Physician feedback:
• Significant pain relief
• Utilization of less opioids
• Improved patient satisfaction
– Over 400,000 patients treated**
*  Launch through December 31, 2011
** Based on our estimate of 2.5 doses per patient

Revenue growth:
three main drivers
Growth in customer base
– Number of unique customer accounts
in Q4 increased 23% from Q3 to
2,200+
Increase in frequency of product use
– ~1,600 of 2,200 hospitals reordered
product through end of Q4
Increase in average quantity of product
order per customer
– Customer shift from adoption phase
toward use on broader patient
population
– Anticipate increasing number of vials
per patient as adoption by surgeons
broadens
Product Revenue

Hospital Formulary Acceptance

Hospitals
1,500
1,000
500
0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

cadence™ PHARMACEUTICALS

Formulary approvals have exceeded Company projections through Q4 2011
– Approx. 1,580 hospital formulary approvals achieved through December 31, 2011
Rapid Formulary Penetration
Source: Cadence Internal Data

2011 OFIRMEV® Vial Sales
Vials
250,000
200,000
150,000
100,000
50,000
0
JAN
FEB
MAR
APR
MAY
JUN
JUL
AUG
SEP
OCT
NOV
DEC Estim*
Actual Sales
3,168
9,024
20,928
34,464
55,152
80,784
95,088
121,395
140,637
169,237
193,253
226,900

OFIRMEV sales continue to accelerate
• Q4 sales exceeded cumulative sales during 1
st
9 months of 2011
Significant Sales Growth Through Q4
Source: Wolters Kluwer Pharma Solutions, Source® PHAST Institution. *December sales estimate derived from Cadence internal data.

Cumulative Accounts Ordering OFIRMEV®
Accounts
2,500
2,000
1,500
1,000
500
0
Q1
Q2
Q3
Q4 (Estimated)
Multiple Orders
Single Order

cadence™
PHARMACEUTICALS

Significant Growth in New Customers
Significant growth in new and repeat customers each quarter
23% growth in unique accounts ordering OFIRMEV
®
in Q4
33% increase in accounts that placed multiple orders in Q4

Average Order Frequency
(Customers at end of Q3)

# of Weeks Ordered/Quarter
5
4
3
2
1
0
Q1
Q2
Q3
Q4

cadence PHARMACEUTICALS

22 Growing demand: consistent order frequency growth (est.)

Relative Sales Contribution by Order Size

Units
8 + cases
5-7 cases
2-4 cases
1 case
1/13/2011
2/24/2011
4/7/2011
5/19/2011
6/30/2011
8/11/2011
9/22/2011
11/3/2011
12/15/2011

Cadence Pharmaceuticals

23 Growing demand: average order size growing steadily Note: Sales data as reported through 12/22/12

Estimated* Share of Surgical Procedures
(On Formulary Hospitals)
OFIRMEV Treated Patients / Total Surgical Patients (%)
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

cadence PHARMACEUTICALS

Surgery penetration:
deepening penetration of a growing base of hospitals
* Assumptions:
# Patients Treated in On-Formulary Accts = Vial Sales in On-Formulary Accts ÷ 2.5 vials/patient
Estimated U.S. Surgical Procedures = 30MM hospital-based surgical procedures/yr.
Estimated Procedures in On-Formulary Accts = [U.S. Surgical Procedures] * [% Formulary penetration]
Share of Procedures = # Patients Treated in On Formulary Accts ÷ Estimated Procedures in On-Formulary Accts
* Estimated 2.5 vials/patient and
30MM hospital-based surgical procedures/yr

Monthly Vial Sales of Comparable New Hospital Product Launches*
(Launches Over Last 5 Years and Cubicin)
Vials*
200,000
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
1
2
3
4
5
6
7
8
9
10
11
12
Months Post Launch
OFIRMEV (1-11)
CUBICIN** (11-03)
TEFLARO (1-11)
DORIBAX (10-07)
CLEVIPREX (9-08)
VAPRISOL (3-06)
VIBATIV (10-09)
LUSEDRA (11-09)
ENTEREG (doses) (06-08)
CALDOLOR (9-09)
DIFICID (doses) (07-11)
Average (Excl OFIRMEV)
(Month of 1st sale)

OFIRMEV
®
: vial sales off to strong start
* # of doses are shown for Entereg and Dificid, which are oral products
** Cubicin monthly sales are averaged within each quarter
OFIRMEV vs Avg: 7.8X
OFIRMEV Rank: 1
Source: Wolters  Kluwer Pharma Solutions, Source® PHAST Institution. Cubist  Pharmaceuticals,
Inc. Form 10-Q reports.  Based on Cadence comparison  to other selected product  launches in hospital market over period March 2006 – Dec 2011.

Monthly $ Sales of Recent Hospital Product Launches
(Launches Over Last 5 Years + Cubicin)
Antibiotics adjusted to exclude sales for OPAT [Outpatient Parenteral Antibiotic Therapy]
WAC $
$ 4,000,000
$ 3,500,000
$ 3,000,000
$ 2,500,000
$ 2,000,000
$ 1,500,000
$ 1,000,000
$ 500,000
$ 0
1
2
3
4
5
6
7
8
9
10
11
12
Months Post Launch
OFIRMEV (1-11)
(07-11)
CLEVIPREX (9-08)
DORIBAX (10-07)
TEFLARO Excl OutPt (1-11)
VAPRISOL (3-06)
VIBATIV (10-09)
LUSEDRA (11-09)
ENTEREG 06-08
CUBICIN Excl OutPt (11-03)
DIFICID Excl OutPt (07-11)
Avg (Excl OFIRMEV)
(Month of 1st sale)

OFIRMEV
®
: strong revenue ramp
** Cubicin monthly sales are averaged within each quarter
OFIRMEV hospital sales growth compares favorably vs. recent launches despite significantly lower price.
Source: Wolters Kluwer Pharma Solutions, Source® PHAST Institution. Cubist Pharmaceuticals, Inc. Form 10-Q reports.
Based on Cadence comparison to other selected product launches in hospital market over period March 2006 – Dec 2011.
OPAT utilization from Cubist Corporate Presentation, Cubist.IP.9.06.

Experienced Management & Commercial Team
CEO > 25 years
CFO > 25 years
CMO > 25 years
Commercial Team
CCO > 15 years commercial management experience
VP Sales > 25 years sales management experience
3 Regional Business Directors:
– Avg. 21 years industry experience, 13 years hospital sales management experience
18 District Sales Managers:
– Avg. 16 years industry experience, 7 years hospital sales management experience
147 Hospital Sales Specialists - extensive hospital selling experience

Company Highlights
Specialty biopharmaceutical company, focused on developing and commercializing proprietary therapeutics utilized in the hospital setting
– Sustainable core business of OFIRMEV
®
with opportunities to diversify
product portfolio
OFIRMEV - a differentiated, new class of IV pain medication
– Non-opioid, non-NSAID analgesic
– Foundation for multi-modal approach to pain management
Strong uptake of hospital formulary adoption and positive physician feedback
Solid revenue growth driven by a growing customer base, increasing re-
order rates and penetration in a variety of surgical settings
Experienced management team with a track record of commercializing hospital-based products

NASDAQ WELCOMES
CADENCE
PHARMACEUTICALS
NASDAQ LISTED [CADX]
cadence
PHARMACEUTICALS
NASDAQ

cadence™
PHARMACEUTICALS

Cadence:
financial position
12 Months
Ended
12/31/10
(MM)
9 Months
Ended
9/30/11
(MM)
Net Product Revenue
$    0.0 $   5.6
Operating expenses
$  54.9 $  68.0
Cash, cash equivalents &
short-term investments
$134.1 $145.0
(1)
Shares outstanding
63.1 63.6
(1) Pro forma cash including net proceeds of $77.3MM raised in an equity follow-on offering in November 2011.